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                                                                    EXHIBIT 23.2
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            CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS
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We consent to the incorporation by reference in this Registration Statement of
Sylvan Learning Systems, Inc, on Form S-3 of our reports on the financial statements of Independent Child Study Teams, Inc., and I-R, Inc. dated March 14, 1997, appearing in the Form 8-K of Sylvan Learning Systems, Inc. dated July 29, 1998.


/s/ DELOITTE & TOUCHE

Parsippany, New Jersey
August 6, 1998